--------------------------------------------------
               The latest report from your Fund's management team
               --------------------------------------------------

                                  ANNUAL REPORT
--------------------------------------------------------------------------------
                                    [GRAPHIC]

                                    Strategic
                                   Income Fund

                                  MAY 31, 1999

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                   ------------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                              DENNIS S. ARONOWITZ*
                                STEPHEN L. BROWN
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                DOUGLAS M. COSTLE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                                 ANNE C. HODSDON
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 OSBERT M. HOOD
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                             INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                               160 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                   ------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

--------------------------------------------------------------------------------
[A 1"x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements are nearly done, and the tests of all our systems are on schedule for completion by the end of July. The rest of 1999 will be spent testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

               BY FREDERICK CAVANAUGH, MANAGEMENT TEAM LEADER, AND
                 ARTHUR N. CALAVRITINOS, CFA, PORTFOLIO MANAGER

                                  John Hancock
                              Strategic Income Fund

                      Bonds struggle as interest rates rise

Shareholders of John Hancock World Bond Fund have approved the merger of their fund into John Hancock Strategic Income Fund, effective at the close of business on February 19, 1999.

For bonds, the past year was characterized by a series of dramatic twists and turns. Beginning late last summer, U.S. Treasury bonds started to catch fire on evidence that growing global economic turmoil was jeopardizing many foreign markets and cooling off any inflationary pressures building here at home. From August through mid-October, the Federal Reserve Board added further fuel to the Treasury rally with a series of interest-rate cuts aimed at warding off a possible U.S. recession. Given dire expectations of weak economic growth in 1999, investors flocked to the relative safety of U.S. Treasuries and Western European government bonds, and shunned almost all other types of bonds. The riskier segments of the bond market -- including high-yield corporate and emerging-market bonds in Asia and Latin America -- were among the hardest hit during this "flight to safety."

   In early November, however, Treasuries began to lose some of their luster when stronger-than-expected economic data dashed hopes that interest rates could move even lower. In February, Fed Chairman Alan Greenspan jolted the fixed-income markets again by hinting that the Fed was unlikely to cut interest rates further. In response, U.S. Treasury securities suffered their

"...the past year was characterized by a series of dramatic twists and turns."

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Strategic Income Fund. Caption below reads "Portfoio management team members (l-r) Lee Crockett, Roger Hamilton, Fred Cavanaugh and Arthur Calavritinos."]
--------------------------------------------------------------------------------

================================================================================

                   John Hancock Funds - Strategic Income Fund

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Bond Sectors." The first listing is U.S. Treasury and Government Agencies 29%, the second is Tele-communications 17%, the third Foreign Governments 15%, the fourth Media 9% and the fifth Leisure 5%. A note below the table reads "As a percentage of net assets on May 31, 1999."]
--------------------------------------------------------------------------------

worst one-month loss in almost 18 years. After GDP rose 4.1% in the first quarter of 1999, Greenspan delivered an even sterner warning, indicating that the Fed's next move was more likely to be an interest-rate hike, rather than an interest-rate cut. Treasuries and other government bonds weakened in response.

   As evidence mounted that global economies were calming down, investors began to move toward investments with higher yields and better return potential, including high-yield corporate bonds. While higher interest rates weighed heavily on all bonds, high-yield corporate securities handily outpaced their Treasury counterparts from November through April.

   During that same six-month period, the performance of foreign bonds was mixed. Emerging-market bonds staged a significant recovery, encouraged by Brazil's efforts to hold its economy together this spring and improvements in the economic fortunes of Korea and Singapore. European bonds performed poorly in the first couple of months of 1999, as interest rates on the continent rose, although they have rallied more recently in response to interest-rate cuts.

Performance review

For the 12 months ended May 31, 1999, John Hancock Strategic Income Fund's Class A, Class B and Class C shares had total returns of 2.77%, 2.06% and 2.04%, respectively, at net asset value. The Fund's returns were better than the average multi-sector income fund, which returned -0.89% for the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

High-yield helps

Our relatively large weighting in high-yield corporate bonds was the main reason for the Fund's outperformance relative to its peers. Throughout the past year, we kept the Fund's stake in high-yield corporate securities between roughly 30% and 40% of net assets. Our emphasis on strong performers in the telecommunications sector also was a plus for performance. MetroNet Communications, a Canadian competitive local exchange network, surged when it announced its intention to merge with AT&T Canada. Nextel Communications, a combination cellular/paging/dispatch company, posted strong gains thanks to continued good subscriber growth and rumors that it was a takeover target. Other good high-yield performers included Sheffield Steel Corp., which benefited from the turnaround in steel prices.

"....weighting in high-yield corporate bonds was the main reason for the Fund's outperformance..."

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Metro Communications followed by an up arrow with the phrase "Merges with AT&T Canada." The second listing is Nextel Communications followed by an up arrow with the phrase "Continued strong subscriber growth." The third listing is
U.S. Treasury Securities follow by a down arrow with the phrase "Worries over inflation." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                   John Hancock Funds - Strategic Income Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance."
Under the heading is a note that reads "For the year ended May 31, 1999." The chart is scaled in increments of 1% with -1% at the bottom and 3% at the top. The first bar represents the 2.77% total return for John Hancock Strategic Income Fund Class A. The second bar represents the 2.06% total return for John Hancock Strategic Income Fund Class B. The third bar represents the 2.04% total return for John Hancock Strategic Income Fund Class C. The fourth bar repre-sents the -0.89% total return for Average multi-sector income fund. A note below the chart reads "Total returns for John Hancock Strategic Income Fund are at net asset value with all distrbutions reinvested. The average multi-sector income fund is tracked by Lipper, Inc. 1 See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

   Our main disappointment during the period was the performance of U.S. Treasury securities in 1999. We had built up our Treasury position last fall when we felt the need to emphasize high-quality bonds in the midst of global turmoil. That strategy proved beneficial for the Fund's performance. By the end of last November, however, our view had changed and we began to consider selling some of our Treasury holdings. A stable or falling interest-rate environment would have allowed us to sell some of our Treasury positions at attractive prices and seek better values in the high-yield market. But when interest rates moved higher and Treasury prices weakened, we postponed our sale of them in anticipation of more favorable conditions.

Recent changes

Our stake in foreign holdings rose to 26% of net assets by the end of the period, up from 23% six months earlier. That increase primarily was as a result of new investments in government debt issued by France and Spain, which we bought in March after interest rates and bond yields in those countries moved higher and prices, which move in the opposite direction of yields, were lower. Generally speaking, however, we avoided government debt of most other Western European countries because they offered yields significantly below U.S. Treasury yields. We did, however, maintain our focus on higher-yielding government bonds from the United Kingdom and Canada. Both performed reasonably well during the past year in response to falling interest rates in those countries.

Outlook

Over the short-term, the Treasury and high-yield markets could face some challenges. For the Treasury market, there are still plenty of jitters over potential inflation and future interest-rate hikes. The high-yield market's near-term performance may be cramped by a heavy supply of new issues and tepid demand. But over the long term, we're much more optimistic. Our outlook calls for slower U.S. economic growth in the second half of 1999, which should keep inflation in check and drive interest rates lower. What's more, there are still enough problems remaining in the global economy that could possibly give the Fed pause before raising rates significantly.

"...still plenty of jitters over potential inflation and future interest-rate hikes."

--------------------------------------------------------------------------------

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

(1) Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                   John Hancock Funds - Strategic Income Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Strategic Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.5%. Prior to September 28, 1989, different sales charge schedules were in effect for Class A shares and are not reflected in the performance information. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C shares performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. For a discussion of risks associated with international investing and high-yield bonds, please see the Fund's prospectus.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended March 31, 1999

                                          ONE       FIVE        TEN
                                         YEAR       YEARS      YEARS
                                         ----       -----      -----
Cumulative Total Returns                (1.27%)     51.93%    114.72%
Average Annual Total Returns            (1.27%)      8.72%      7.94%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended March 31, 1999

                                                               SINCE
                                          ONE       FIVE     INCEPTION
                                         YEAR       YEARS    (10/4/93)
                                         ----       -----    ---------
Cumulative Total Returns                (2.15%)     51.97%     53.82%
Average Annual Total Returns            (2.15%)      8.73%      8.16%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------

For the period ended March 31, 1999
                                                               SINCE
                                                             INCEPTION
                                                             (5/1/98)
                                                             --------
Cumulative Total Return                                         1.43%
Average Annual Total Return                                     1.43%(1)

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------

As of May 31, 1999
                                                             SEC 30-DAY
                                                                YIELD
                                                                -----
John Hancock Strategic Income Fund: Class A                     6.64%
John Hancock Strategic Income Fund: Class B                     6.23%
John Hancock Strategic Income Fund: Class C                     6.22%

Note to Performance

(1) Not annualized.

================================================================================

                   John Hancock Funds - Strategic Income Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Strategic Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Government/Corporate Bond Index -- an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Stratgic Income Fund Class A, repre-senting the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Government/Corporate Bond Index and is equal to $22,620 as of May 31, 1999. The second line represents the value of the hypothetical $10,000 invest-ment made in the John Hancock Strategic Income Fund on May 31, 1989, before sales charge, and is equal to $22,181 as of May 31, 1999. The third line repre-sents the same hypothetical investment made in the John Hancock Strategic
Income Fund, after sales charge, and is equal to $21,190 as of May 31, 1999.

Line chart with the heading John Hancock Stratgic Income Fund Class B, repre-senting the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Strategic Income Fund on October 4, 1993, before sales charge, and is equal to $15,458 as of May 31, 1999. The second line represents the same hypothetical investment made in the John Hancock Strategic Income Fund, after sales charge, and is equal to $15,358 as of May 31, 1999. The third line represents the Lehman Brothers Government/Corporate Bond Index and is equal to $13,905 as of May 31, 1999.

Line chart with the heading John Hancock Stratgic Income Fund Class C, repre-senting the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers Government/Corporate Bond Index and is equal to $10,518 as of May 31, 1999. The second ine represents value of the hypothetical $10,000 investment made in the John Hancock Strategic Income Fund on May 1, 1998, before sales charge, and is equal to $10,224 as of May 31, 1999.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Statement of Assets and Liabilities
May 31, 1999
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
   Bonds (cost - $1,094,407,237) ........................................    $1,063,219,883
   Common and preferred stocks and warrants (cost - $62,916,252) ........        74,831,522
   Joint repurchase agreement  (cost - $19,205,000) .....................        19,205,000
   Corporate savings account ............................................               277
                                                                            ---------------
                                                                              1,157,256,682
  Receivable for investments sold .......................................            41,952
  Receivable for foreign currency exchange contracts sold - Note A ......         2,140,226
  Receivable for shares sold ............................................         2,421,239
  Dividends receivable ..................................................            46,825
  Interest receivable ...................................................        23,063,311
  Other assets ..........................................................            61,759
                                                                            ---------------
                    Total Assets ........................................     1,185,031,994
                    -----------------------------------------------------------------------
Liabilities:
  Payable for foreign currency exchange contracts purchased - Note A ....           107,849
  Payable for shares repurchased ........................................           700,517
  Dividend payable ......................................................           421,922
  Payable to John Hancock Advisers, Inc. and affiliates - Note B ........           706,007
  Accounts payable and accrued expenses .................................           259,553
                                                                            ---------------
                    Total Liabilities ...................................         2,195,848
                    -----------------------------------------------------------------------
Net Assets:
  Capital paid-in .......................................................     1,209,268,846
  Accumulated net realized loss on investments, financial futures
    contracts and foreign currency transactions .........................       (18,528,658)
  Net unrealized depreciation of investments and foreign currency
    transactions ........................................................       (17,413,442)
  Undistributed net investment income ...................................         9,509,400
                                                                            ---------------
                    Net Assets ..........................................    $1,182,836,146
                    =======================================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial interest outstanding unlimited number of shares authorized with no
    par value)
  Class A - $540,956,470/72,523,366 .....................................             $7.46
  =========================================================================================
  Class B - $619,445,881/83,046,054 .....................................             $7.46
  =========================================================================================
  Class C - $22,433,795/3,007,588 .......................................             $7.46
  =========================================================================================
Maximum Offering Price Per Share*
  Class A - ($7.46 x 104.71%) ...........................................             $7.81
  =========================================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Statement of Operations
Year ended May 31, 1999
--------------------------------------------------------------------------------

Investment Income:
  Interest ..............................................................       $87,024,342
  Dividends (net of foreign withholding taxes of $26,564) ...............         5,604,746
                                                                            ---------------
                                                                                 92,629,088
                                                                            ---------------
  Expenses:
   Investment management fee - Note B ...................................         4,078,633
   Distribution and service fee - Note B
     Class A ............................................................         1,537,522
     Class B ............................................................         5,537,019
     Class C ............................................................           100,017
   Transfer agent fee - Note B ..........................................         1,548,551
   Custodian fee ........................................................           285,677
   Accounting and legal services fee - Note B ...........................           157,696
   Registration and filing fees .........................................           138,097
   Trustees' fees .......................................................            56,501
   Printing .............................................................            48,373
   Auditing fee .........................................................            43,963
   Miscellaneous ........................................................            32,718
   Legal fees ...........................................................            10,890
                                                                            ---------------
                    Total Expenses ......................................        13,575,657
                    -----------------------------------------------------------------------
                    Net Investment Income ...............................        79,053,431
                    -----------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments,
Financial Futures Contracts and Foreign Currency Transactions:
  Net realized gain on investments sold .................................         4,499,534
  Net realized loss on financial futures contracts ......................        (2,367,753)
  Net realized gain on foreign currency transactions ....................         7,056,179
  Change in net unrealized appreciation/depreciation
    of investments ......................................................       (60,990,202)
  Change in net unrealized appreciation/depreciation
    of financial futures contracts ......................................            (4,688)
  Change in net unrealized appreciation/depreciation
    of foreign currency transactions ....................................          (156,077)
                                                                            ---------------
                    Net Realized and Unrealized Loss on
                    Investments, Financial Futures Contracts
                    and Foreign Currency Transactions ...................       (51,963,007)
                    -----------------------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ...........................       $27,090,424
                    =======================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED MAY 31,
                                                                            ----------------------------------
                                                                                  1998              1999
                                                                            ---------------    ---------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income ................................................       $66,376,619        $79,053,431
   Net realized gain on investments sold, financial futures contracts
     and foreign currency transactions ..................................         9,166,775          9,187,960
   Change in net unrealized appreciation/depreciation of investments,
     financial futures contracts and foreign currency transactions ......        24,710,742        (61,150,967)
                                                                            ---------------    ---------------
     Net Increase in Net Assets Resulting from Operations ...............       100,254,136         27,090,424
                                                                            ---------------    ---------------
Distributions to Shareholders:
   Dividends from net investment income
     Class A - ($0.6408 and $0.5869 per share, respectively) ............       (36,925,773)       (39,586,497)
     Class B - ($0.5860 and $0.5336 per share, respectively) ............       (29,451,246)       (38,784,062)
     Class C - ($0.0477 and $0.5325 per share, respectively) ............            (1,205)          (682,872)
   Distributions from net realized gain on investments sold
     Class A - ($0.0400 and none per share, respectively) ...............        (2,270,669)                --
     Class B - ($0.0400 and none per share, respectively) ...............        (2,027,424)                --
                                                                            ---------------    ---------------
     Total Distributions to Shareholders ................................       (70,676,317)       (79,053,431)
                                                                            ---------------    ---------------
From Fund Share Transactions - Net* .....................................       188,423,596        271,395,238
                                                                            ---------------    ---------------
Net Assets:
   Beginning of period ..................................................       745,402,500        963,403,915
                                                                            ---------------    ---------------
   End of period (including undistributed net investment income of
     $3,355,304 and $9,509,400, respectively) ...........................      $963,403,915     $1,182,836,146
                                                                            ===============    ===============

* Analysis of Fund Share Transactions:

                                                                                           YEAR ENDED MAY 31,
                                                                      -------------------------------------------------------------
                                                                                  1998                            1999
                                                                      -------------------------------------------------------------
                                                                         SHARES          AMOUNT          SHARES           AMOUNT
                                                                      -------------   -------------   -------------   -------------
CLASS A
   Shares sold .....................................................     16,444,399    $128,645,376      23,723,150    $180,254,633
   Shares issued in reorganization - Note E ........................             --              --       2,798,003      21,151,500
   Shares issued to shareholders in reinvestment of distributions ..      3,159,528      24,637,005       3,266,435      24,761,793
                                                                      -------------   -------------   -------------   -------------
                                                                         19,603,927     153,282,381      29,787,588     226,167,926
   Less shares repurchased .........................................    (12,444,274)    (97,186,849)    (19,695,328)   (149,424,723)
                                                                      -------------   -------------   -------------   -------------
   Net increase ....................................................      7,159,653     $56,095,532      10,092,260     $76,743,203
                                                                      =============   =============   =============   =============
CLASS B
   Shares sold .....................................................     24,192,186    $189,153,319      34,911,841    $265,229,237
   Shares issued in reorganization - Note E ........................             --              --       1,568,516      11,857,194
   Shares issued to shareholders in reinvestment of distributions ..      1,943,551      15,161,471       2,457,330      18,614,521
                                                                      -------------   -------------   -------------   -------------
                                                                         26,135,737     204,314,790      38,937,687     295,700,952
   Less shares repurchased .........................................     (9,287,224)    (72,587,321)    (16,288,404)   (123,285,702)
                                                                      -------------   -------------   -------------   -------------
   Net increase ....................................................     16,848,513    $131,727,469      22,649,283    $172,415,250
                                                                      =============   =============   =============   =============
CLASS C**
   Shares sold .....................................................         76,535        $599,897       3,078,916     $23,354,223
   Shares issued to shareholders in reinvestment of distributions ..             89             698          49,364         372,713
                                                                      -------------   -------------   -------------   -------------
                                                                             76,624         600,595       3,128,280      23,726,936
   Less shares repurchased .........................................             --              --        (197,316)     (1,490,151)
                                                                      -------------   -------------   -------------   -------------
   Net increase ....................................................         76,624        $600,595       2,930,964     $22,236,785
                                                                      =============   =============   =============   =============

** Class C shares commenced operations on May 1, 1998.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED MAY 31,
                                                                  --------------------------------------------------------------
                                                                    1995        1996          1997          1998          1999
                                                                  --------    --------      --------      --------      --------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ........................     $7.17       $7.15         $7.27         $7.54         $7.84
                                                                  --------    --------      --------      --------      --------
   Net Investment Income .......................................      0.64        0.66(1)       0.64(1)       0.64(1)       0.59(1)
   Net Realized and Unrealized Gain (Loss) on Investments,
     Financial Futures Contracts and Foreign Currency
     Transactions                                                    (0.02)       0.12          0.27          0.34         (0.38)
                                                                  --------    --------      --------      --------      --------
     Total from Investment Operations ..........................      0.62        0.78          0.91          0.98          0.21
                                                                  --------    --------      --------      --------      --------
   Less Distributions:
     Dividends from Net Investment Income ......................     (0.55)      (0.66)        (0.64)        (0.64)        (0.59)
     Distributions from Net Realized Gain on Investments Sold ..        --          --            --         (0.04)           --
     Distributions from Capital Paid-In ........................     (0.09)         --            --            --            --
                                                                  --------    --------      --------      --------      --------
     Total Distributions .......................................     (0.64)      (0.66)        (0.64)        (0.68)        (0.59)
                                                                  --------    --------      --------      --------      --------
   Net Asset Value, End of Period ..............................     $7.15       $7.27         $7.54         $7.84         $7.46
                                                                  ========    ========      ========      ========      ========
   Total Investment Return at Net Asset Value(2) ...............      9.33%      11.37%        12.99%        13.43%         2.77%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ....................  $327,876    $369,127      $416,916      $489,375      $540,956
   Ratio of Expenses to Average Net Assets .....................      1.09%       1.03%         1.00%         0.92%         0.89%
   Ratio of Net Investment Income to Average Net Assets ........      9.24%       9.13%         8.61%         8.20%         7.71%
   Portfolio Turnover Rate .....................................        55%         78%          132%          112%           55%(6)

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED MAY 31,
                                                                 --------------------------------------------------------------
                                                                   1995          1996          1997        1998          1999
                                                                 --------      --------      --------    --------      --------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period .......................     $7.17         $7.15         $7.27       $7.54         $7.84
                                                                 --------      --------      --------    --------      --------
   Net Investment Income ......................................      0.60(1)       0.61(1)       0.59        0.59(1)       0.53(1)
   Net Realized and Unrealized Gain (Loss) on Investments,
     Financial Futures Contracts and Foreign Currency
       Transactions ...........................................     (0.02)         0.12          0.27        0.34         (0.38)
                                                                 --------      --------      --------    --------      --------
     Total from Investment Operations .........................      0.58          0.73          0.86        0.93          0.15
                                                                 --------      --------      --------    --------      --------
   Less Distributions:
     Dividends from Net Investment Income .....................     (0.52)        (0.61)        (0.59)      (0.59)        (0.53)
     Distributions from Net Realized Gain on Investments Sold..        --            --            --       (0.04)           --
     Distributions from Capital Paid-in .......................     (0.08)           --            --          --            --
                                                                 --------      --------      --------    --------      --------
     Total Distributions ......................................     (0.60)        (0.61)        (0.59)      (0.63)        (0.53)
                                                                 --------      --------      --------    --------      --------
   Net Asset Value, End of Period .............................     $7.15         $7.27         $7.54       $7.84         $7.46
                                                                 ========      ========      ========    ========      ========
   Total Investment Return at Net Asset Value(2) ..............      8.58%        10.61%        12.21%      12.64%         2.06%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...................  $134,527      $206,751      $328,487    $473,428      $619,446
   Ratio of Expenses to Average Net Assets ....................      1.76%         1.73%         1.70%       1.62%         1.59%
   Ratio of Net Investment Income to Average Net Assets .......      8.55%         8.42%         7.90%       7.50%         7.01%
   Portfolio Turnover Rate ....................................        55%           78%          132%        112%           55%(6)

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                         PERIOD FROM
                                                                         MAY 1, 1998
                                                                       (COMMENCEMENT OF
                                                                        OPERATIONS) TO       YEAR ENDED
                                                                         MAY 31, 1998       MAY 31, 1999
                                                                        -------------       ------------
CLASS C
Per Share Operating Performance
   Net Asset Value, Beginning of Period ..............................          $7.87              $7.84
                                                                        -------------       ------------
   Net Investment Income .............................................           0.05(1)            0.53(1)
   Net Realized and Unrealized Loss on Investments,
     Financial Futures Contracts and Foreign Currency Transactions ...          (0.03)(5)          (0.38)
                                                                        -------------       ------------
     Total from Investment Operations ................................           0.02               0.15
                                                                        -------------       ------------
   Less Distributions:
     Dividends from Net Investment Income ............................          (0.05)             (0.53)
                                                                        -------------       ------------
   Net Asset Value, End of Period ....................................          $7.84              $7.46
                                                                        =============       ============
   Total Investment Return at Net Asset Value (2) ....................           0.23%(3)           2.04%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ..........................           $601            $22,434
   Ratio of Expenses to Average Net Assets ...........................           1.62%(4)           1.59%
   Ratio of Net Investment Income to Average Net Assets ..............           7.34%(4)           7.01%
   Portfolio Turnover Rate ...........................................            112%                55%(6)

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Not annualized.
(4) Annualized.
(5) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period ended May 31, 1998, due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(6) Portfolio turnover rate excludes merger activity.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Schedule of Investments
May 31, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Strategic Income Fund on May 31, 1999. It has three main categories: bonds, common and preferred stocks and warrants, and short-term investments. The bonds are further broken down by industry groups. Under each industry group is a list of bonds owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                           PAR VALUE
                                                                                  INTEREST    CREDIT         (000s          MARKET
ISSUER, DESCRIPTION                                                                 RATE      RATING*       OMITTED)        VALUE
-------------------                                                                 ----      -------       --------        -----
BONDS
Advertising (0.36%)
  Outdoor Systems, Inc.,
   Sr Sub Note 10-15-06 ...................................................         9.375%       B           $4,000       $4,280,000
                                                                                                                          ----------
Aerospace (0.15%)
  Jet Equipment Trust,
   Equipment Trust Cert Ser 95B2 08-15-14 (R) .............................        10.910        BBB-         1,500        1,813,650
                                                                                                                          ----------
Banks - United States (0.21%)
  CSBI Capital Trust I,
   Sec Co Gtd Bond Ser A 06-06-27 .........................................        11.750        B-           2,340        2,503,800
                                                                                                                          ----------
Beverages (0.54%)
  Canandaigua Brands, Inc.,
   Sr Sub Note 03-01-09 ...................................................         8.500        B+           2,300        2,288,500
  National Wine & Spirits, Inc.,
   Sr Note 01-15-09 (R) ...................................................        10.125        B            4,000        4,140,000
                                                                                                                          ----------
                                                                                                                           6,428,500
                                                                                                                          ----------
Building (0.08%)
  Standard Pacific Corp.,
   Sr Note 04-01-09 .......................................................         8.500        BB           1,000          965,000
                                                                                                                          ----------
Business Services - Misc. (0.48%)
  United Rentals, Inc.,
   Sr Sub Note Ser B 08-15-08 .............................................         8.800        BB-          3,900        3,812,250
  WESCO International, Inc.,
   Sr Disc Note Ser B, Step Coupon (11.125%, 06-01-03) 06-01-08 (A)  ......          Zero        B            2,500        1,800,000
                                                                                                                          ----------
                                                                                                                           5,612,250
                                                                                                                          ----------
Chemicals (0.23%)
  General Chemical Industrial Products, Inc.,
   Sr Sub Note 05-01-09 (R) ...............................................        10.625        B+           1,000        1,010,000
  PCI Chemicals Canada, Inc.,
   Sec Note (Canada) 10-15-07 (Y) .........................................         9.250        B+           2,000        1,680,000
                                                                                                                          ----------
                                                                                                                           2,690,000
                                                                                                                          ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                           PAR VALUE
                                                                                  INTEREST    CREDIT         (000s          MARKET
ISSUER, DESCRIPTION                                                                 RATE      RATING*       OMITTED)        VALUE
-------------------                                                                 ----      -------       --------        -----
Computers (1.68%)
  Primark Corp.,
   Sr Sub Note 12-15-08 ...................................................         9.250%       B+          $5,000       $4,825,000
  PSINet, Inc.,
   Sr Note 11-01-08 .......................................................        11.500        B-           4,900        5,145,000
  Unisys Corp.,
   Sr Note 10-15-04 .......................................................        11.750        BB-          4,075        4,553,812
  Verio, Inc.,
   Sr Note 12-01-08 (R) ...................................................        11.250        B-           5,100        5,380,500
                                                                                                                          ----------
                                                                                                                          19,904,312
                                                                                                                          ----------
Consumer Products Misc. (0.07%)
  Diamond Brands Operating Corp.,
   Sr Sub Note Ser B 04-15-08 .............................................        10.125        CCC+         1,000          780,000
                                                                                                                          ----------
Containers (0.78%)
  Berry Plastics Corp.,
   Sr Sub Note 04-15-04 ...................................................        12.250        B3           4,000        4,220,000
  Stone Container Corp.,
   Unit (Sr Sub Deb & Supplemental Int Cert) 04-01-02 .....................        12.250        B-           5,000        5,025,000
                                                                                                                          ----------
                                                                                                                           9,245,000
                                                                                                                          ----------
Diversified Operations (0.78%)
  Diamond Holdings Plc,
   Bond (United Kingdom) 02-01-08 # .......................................        10.000        B-           3,000        5,098,494
  Euramax International Plc,
   Sr Sub Note (United Kingdom) 10-01-06 (Y) ..............................        11.250        B            4,000        4,160,000
                                                                                                                          ----------
                                                                                                                           9,258,494
                                                                                                                          ----------
Electronics (0.41%)
  Communications Instruments, Inc.,
   Sr Sub Note Ser B 09-15-04 .............................................        10.000        B-           2,900        2,668,000
  Viasystems, Inc.,
   Sr Sub Note 06-01-07 ...................................................         9.750        B-           2,500        2,187,500
                                                                                                                          ----------
                                                                                                                           4,855,500
                                                                                                                          ----------
Energy (0.84%)
  AEI Resources, Inc./AEI Resources Holdings, Inc.,
   Gtd Note 12-15-05 (R) ..................................................        10.500        B            5,000        4,950,000
  P & L Coal Holdings Corp.,
   Sr Sub Note Ser B 05-15-08 .............................................         9.625        B            5,000        5,000,000
                                                                                                                          ----------
                                                                                                                           9,950,000
                                                                                                                          ----------
Finance (0.49%)
  Ford Motor Credit Co.,
   Bond (Deutsche Mark) 06-16-08 # ........................................         5.250        A            5,000        2,769,181
  Maxxam Group Holdings, Inc.,
   Sr Sec Note Ser B 08-01-03 .............................................        12.000        CCC+         3,000        3,105,000
                                                                                                                          ----------
                                                                                                                           5,874,181
                                                                                                                          ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                         PAR VALUE
                                                                                INTEREST    CREDIT         (000s          MARKET
ISSUER, DESCRIPTION                                                               RATE      RATING*       OMITTED)        VALUE
-------------------                                                               ----      -------       --------        -----
Food (0.21%)
  Agrilink Foods, Inc.,
   Sr Sub Note 11-01-08 ...................................................      11.875%       B           $2,400         $2,484,000
                                                                                                                        ------------
Government - Foreign (14.82%)
  Argentina, Republic of,
   Floating Rate Bond Ser FRB (Argentina) 03-31-05 (Y) ....................      5.9375***     BB             930            776,550
  Brazil, Federative Republic of,
   Variable Rate Bond Ser A (Brazil) 01-01-01 (Y) .........................      6.0625***     B+             369            346,122
  Canada, Government of,
   Government Bond (Canada) 03-01-01 # ....................................       7.500        AAA         25,000         17,605,682
   Government Bond (Canada) 09-01-02 # ....................................       5.500        AAA         15,000         10,224,956
   Government Bond (Canada) 12-01-05 # ....................................       8.750        AAA         15,000         12,001,835
  Costa Rica, Republic of,
   Deb (Costa Rica) 05-01-03 (R) (Y) ......................................       8.000        BB             225            214,875
  France, Republic of,
   Deb (France) 04-25-09 (E) ..............................................       4.000        AAA         31,000         31,679,133
  Germany, Federal Republic of,
   Bond Ser 98 (Germany) 01-04-08 (E) .....................................       5.250        AAA          3,532          3,995,285
  Panama, Republic of,
   Note Ser REGS (Panama) 02-13-02 (Y) ....................................       7.875        BB+            300            288,000
  South Africa, Republic of
   Note (South Africa) 06-23-17 (Y) .......................................       8.500        Baa3         7,400          6,438,000
  Spain, Kingdom of,
   Government Bond (Spain) 01-31-08 (E) ...................................       6.000        AA+         20,000         23,265,546
  United Kingdom of Great Britain Treasury Gilts,
   Government Bond (United Kingdom) 12-07-00 # ............................       8.000        AAA          5,500          9,195,567
   Government Bond (United Kingdom) 11-06-01 # ............................       7.000        AAA          6,000         10,025,755
   Government Bond (United Kingdom) 06-07-02 # ............................       7.000        AAA         13,000         21,932,984
   Government Bond (United Kingdom) 06-10-03 # ............................       8.000        AAA          6,000         10,607,753
   Government Bond (United Kingdom) 07-16-07 # ............................       8.500        AAA          8,000         15,673,861
  United Mexican States,
   Global Bond (Mexico) 02-06-01 (Y) ......................................       9.750        BB           1,000          1,030,000
                                                                                                                        ------------
                                                                                                                         175,301,904
                                                                                                                        ------------
Government - U.S. (27.30%)
  United States Treasury,
   Bond 08-15-05 ..........................................................       6.500        AAA         19,300         20,005,608
   Bond 08-15-05 ..........................................................      10.750        AAA         15,000         18,815,550
   Bond 02-15-16 ..........................................................       9.250        AAA         20,300         26,884,711
   Bond 08-15-19 ..........................................................       8.125        AAA         75,500         92,782,705
   Bond 08-15-23 ..........................................................       6.250        AAA         42,215         43,085,473
   Bond 02-15-27 ..........................................................       6.625        AAA         32,000         34,430,080
   Note 08-31-02 ..........................................................       6.250        AAA         42,800         43,575,536
   Note 08-15-04 ..........................................................       7.250        AAA         17,100         18,248,949
   Note 08-15-07 ..........................................................       6.125        AAA         24,600         25,092,000
                                                                                                                        ------------
                                                                                                                         322,920,612
                                                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                         PAR VALUE
                                                                                INTEREST    CREDIT         (000s          MARKET
ISSUER, DESCRIPTION                                                               RATE      RATING*       OMITTED)        VALUE
-------------------                                                               ----      -------       --------        -----
Government - U.S. Agencies (1.53%)
  Federal Home Loan Mortgage Corp.,
   REMIC 44-E 11-15-19 ....................................................       9.000%       AAA           $331           $338,858
  Federal National Mortgage Assn.,
   Global Bond (British Pound Sterling) 06-07-02 # ........................       6.875        AAA          5,000          8,321,913
  Government National Mortgage Assn.,
   30 Yr Pass Thru Ctf 05-15-26 ...........................................       7.500        AAA          9,194          9,401,159
                                                                                                                        ------------
                                                                                                                          18,061,930
                                                                                                                        ------------
Leisure (5.16%)
  Cinemark USA, Inc.,
   Sr Sub Note Ser B 08-01-08 .............................................       9.625        B            4,000          4,095,000
   Sr Sub Note Ser D 08-01-08 .............................................       9.625        B            1,000          1,005,000
  Coast Hotels and Casinos, Inc.,
   Sr Sub Note 04-01-09 (R) ...............................................       9.500        B-           2,400          2,328,000
  Eldorado Resorts LLC,
   Sr Sub Note 08-15-06 ...................................................      10.500        B            4,000          4,255,000
  Empress Entertainment, Inc.,
   Sr Sub Note 07-01-06 ...................................................       8.125        B+           3,000          3,030,000
  Harrah's Operating Co., Inc.,
   Sr Sub Note 12-15-05 ...................................................       7.875        BB+          3,650          3,531,375
  Hedstrom Corp.,
   Sr Sub Note 06-01-07 ...................................................      10.000        B-           4,000          3,580,000
  HMH Properties, Inc.,
   Sr Note Ser B 08-01-08 .................................................       7.875        BB           7,900          7,307,500
  Horseshoe Gaming LLC,
   Sr Sub Note Ser B 06-15-07 .............................................       9.375        B+           2,500          2,543,750
  Isle of Capri Casinos, Inc.,
   Sr Sub Note 04-15-09 (R) ...............................................       8.750        B            2,200          2,084,500
  Jupiters Ltd.,
   Sr Note (Australia) 03-01-06 (R) (Y) ...................................       8.500        BB+          4,000          3,940,000
  Production Resource Group LLC,
   Sr Sub Note 01-15-08 ...................................................      11.500        B-           3,000          3,000,000
  Regal Cinemas, Inc.,
   Sr Sub Note 12-15-10 ...................................................       8.875        B            3,900          3,646,500
  SFX Entertainment, Inc.,
   Sr Sub Note Ser B 02-01-08 .............................................       9.125        B-           5,000          4,950,000
   Sr Sub Note 12-01-08 ...................................................       9.125        B-           2,000          2,000,000
  Sun International Hotels Ltd.,
   Gtd Sr Sub Note (Bahamas) 12-15-07 (Y) .................................       8.625        B+           2,000          1,980,000
  Waterford Gaming LLC,
   Sr Note 03-15-10 (R) ...................................................       9.500        B+           4,300          4,364,500
  William Hill Finance Plc,
   Sr Sub Note (United Kingdom) 04-30-08 # ................................      10.625        B-           2,000          3,334,864
                                                                                                                        ------------
                                                                                                                          60,975,989
                                                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                         PAR VALUE
                                                                                INTEREST    CREDIT         (000s          MARKET
ISSUER, DESCRIPTION                                                               RATE      RATING*       OMITTED)        VALUE
-------------------                                                               ----      -------       --------        -----
Machinery (0.59%)
  Columbus McKinnon Corp.,
   Sr Sub Note 04-01-08 ...................................................       8.500%       B           $5,000         $4,900,000
  Tokheim Corp.,
   Sr Sub Note (United States) 08-01-08 (E) (R) ...........................      11.375        B            2,000          2,064,249
                                                                                                                        ------------
                                                                                                                           6,964,249
                                                                                                                        ------------
Manufacturing (0.20%)
  Globe Manufacturing Corp.,
   Sr Sub Note 08-01-08 ...................................................      10.000        B2           3,000          2,400,000
                                                                                                                        ------------
Media (8.54%)
  Adelphia Communications Corp.,
   Sr Note Ser B 10-01-02 .................................................       9.250        B+           3,500          3,587,500
  American Media Operations, Inc.,
   Sr Sub Note 05-01-09 (R) ...............................................      10.250        B-           1,000          1,012,500
  Capstar Radio Broadcasting Partners, Inc.,
   Sr Sub Note 07-01-07 ...................................................       9.250        B-           4,000          4,135,000
  CBS Radio, Inc.,
   Sub Deb 01-15-09 .......................................................      11.375        BB+          4,738          5,400,864
  CEI Citicorp Holdings S.A.,
   Bond (Argentina) 02-14-07 (Y) ..........................................       9.750        BB-          3,000          2,385,000
  CF Cable TV, Inc.,
   Sr Note (Canada) 02-15-05 (Y) ..........................................      11.625        BBB-         2,000          2,176,000
  Chancellor Media Corp.,
   Sr Sub Note 01-15-07 ...................................................      10.500        Ba3          3,000          3,270,000
  Citadel Broadcasting Co.,
   Sr Sub Note 07-01-07 ...................................................      10.250        B-           2,000          2,180,000
   Sr Sub Note 11-15-08 ...................................................       9.250        B-           1,900          2,004,500
  Comcast Corp.,
   Sr Sub Note 01-15-08 ...................................................       9.500        BB+          4,000          4,203,560
  Comcast UK Cable,
   Sr Disc Deb, Step Coupon (11.20%, 11-15-00)
     (United Kingdom) 11-15-07 (A) (Y) ....................................        Zero        B-           4,000          3,640,000
  CSC Holdings, Inc.,
   Sr Sub Deb 02-15-13 ....................................................       9.875        BB-          4,000          4,390,000
  Digital Television Services LLC,
   Sr Sub Note Ser B 08-01-07 .............................................      12.500        CCC          3,000          3,330,000
  DIVA Systems Corp.,
   Sr Disc Note Ser B, Step Coupon (12.625%, 03-01-03) 03-01-08 (A)  ......        Zero        B-           5,165          1,601,150
  EchoStar DBS Corp.,
   Sr Note 02-01-09 (R) ...................................................       9.375        B            3,000          3,022,500
  Emmis Communications Corp.,
   Sr Sub Note 03-15-09 (R) ...............................................       8.125        B-           3,000          2,925,000
  Falcon Holdings Group L.P./ Falcon Funding Corp.,
   Sr Deb Ser B 04-15-10 ..................................................       8.375        B            5,000          4,875,000
  Galaxy Telecom L.P.,
   Sr Sub Note 10-01-05 ...................................................      12.375        B-           5,000          5,556,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                       PAR VALUE
                                                                              INTEREST    CREDIT         (000s          MARKET
ISSUER, DESCRIPTION                                                             RATE      RATING*       OMITTED)        VALUE
-------------------                                                             ----      -------       --------        -----
Media (continued)
  Garden State Newspapers, Inc.,
   Sr Sub Note Ser B 10-01-09 .........................................         8.750%       B+          $3,500         $3,465,000
   Sr Sub Note 07-01-11 (R) ...........................................         8.625        B+           4,000          3,961,880
  Granite Broadcasting Corp.,
   Sr Sub Note 05-15-08 ...............................................         8.875        B-           2,000          1,977,500
  Intermedia Capital Partners,
   Sr Note 08-01-06 ...................................................        11.250        B            5,048          5,729,480
  Le Groupe Videotron Ltee,
   Sr Note (Canada) 02-15-05 (Y) ......................................        10.625        BBB-         1,250          1,336,862
  ONO Finance Plc,
   Unit (Note & Equity Value Cert) (United Kingdom) 05-01-09 (E) (R) ..        13.000        CCC+         2,900          3,038,512
   Unit (Note & Equity Value Cert) (United Kingdom) 05-01-09 (R) (Y) ..        13.000        CCC+         1,450          1,457,250
  Radio One, Inc.,
   Sr Sub Note Ser B, Step Coupon (12.00%, 05-15-00) 05-15-04 .........         7.000        B-           2,000          2,080,000
  Regional Independent Media Group Plc,
   Sr Disc Note, Step Coupon (12.875%, 07-01-03)
     (United Kingdom) 07-01-08 # (A) ..................................          Zero        B-           3,750          3,276,744
   Sr Note (United Kingdom) 07-01-08 (Y) ..............................        10.500        B-           1,000          1,012,500
  Rogers Cablesystems Ltd.,
   Sr Note Ser B (Canada) 03-15-05 (Y) ................................        10.000        BB+          3,000          3,337,500
   Sr Sec Deb (Canada) 01-15-14 # .....................................         9.650        BB+          2,000          1,474,786
  Scandinavian Broadcasting System S.A.,
   Sub Deb (Luxembourg) 08-01-05 (Y) ..................................         7.250        B            2,390          2,760,450
  Spectrasite Holdings, Inc.,
   Sr Disc Note, Step Coupon (11.25%, 04-15-04) 04-15-09 (A) (R) ......          Zero        B-           1,400            798,000
  STC Broadcasting, Inc.,
   Sr Sub Note 03-15-07 ...............................................        11.000        B-           2,785          2,931,212
  TV Guide, Inc.,
   Sr Sub Note 03-01-09 (R) ...........................................         8.125        B+           2,800          2,716,000
                                                                                                                      ------------
                                                                                                                       101,048,500
                                                                                                                      ------------
Metal (0.86%)
  Centaur Mining & Exploration Ltd.,
   Gtd Sr Note (Australia) 12-01-07 (Y) ...............................        11.000        B-           2,500          2,406,250
  Great Central Mines Ltd.,
   Sr Note (Australia) 04-01-08 (Y) ...................................         8.875        BB           5,100          4,883,250
  Haynes International, Inc.,
   Sr Note 09-01-04 ...................................................        11.625        B-           2,000          1,850,000
  Koppers Industries, Inc.,
   Gtd Sr Sub Note 12-01-07 ...........................................         9.875        B-           1,000          1,000,000
                                                                                                                      ------------
                                                                                                                        10,139,500
                                                                                                                      ------------
Oil & Gas (1.72%)
  Cliffs Drilling Co.,
   Sr Sec Note Ser B 05-15-03 .........................................        10.250        BB-          2,250          2,233,125
  Comstock Resources, Inc.,
   Sr Note 05-01-07 (R) ...............................................        11.250        B            2,200          2,205,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                         PAR VALUE
                                                                                INTEREST    CREDIT         (000s          MARKET
ISSUER, DESCRIPTION                                                               RATE      RATING*       OMITTED)        VALUE
-------------------                                                               ----      -------       --------        -----
Oil & Gas (continued)
  Kelley Oil & Gas Partners Ltd.,
   Conv Deb 04-01-00 ......................................................       8.500%       CC          $1,100           $896,500
  Key Energy Services, Inc.,
   Unit (Sr Sub Note & Warrant) 01-15-09 (R) ..............................      14.000        B-           5,000          5,112,500
  Parker Drilling Co.,
   Gtd Sr Note 11-15-06 ...................................................       9.750        B+           1,000            895,000
  Petroleo Brasileiro S.A.,
   Bond (Brazil) 10-17-06 (R) (Y) .........................................      10.000        B1             500            467,500
  R&B Falcon Corp.,
   Sr Note 12-15-08 (R) ...................................................       9.500        B+           3,750          3,337,500
  RBF Finance Co.,
   Gtd Sr Sec Note 03-15-09 (R) ...........................................      11.375        BB-          3,450          3,484,500
  Universal Compression, Inc.,
   Sr Disc Note, Step Coupon (9.875%, 02-15-03) 02-15-08 (A) ..............        Zero        B            2,650          1,696,000
                                                                                                                        ------------
                                                                                                                          20,328,125
                                                                                                                        ------------
Paper & Paper Products (0.54%)
  Packaging Corp. of America,
   Sr Sub Note 04-01-09 (R) ...............................................       9.625        B            2,100          2,131,500
  Repap New Brunswick, Inc.,
   Sr Sec Note (Canada) 06-01-04 (R) (Y) ..................................      11.500        B-           4,150          4,191,500
                                                                                                                        ------------
                                                                                                                           6,323,000
                                                                                                                        ------------
Printing - Commercial (0.27%)
  Sullivan Graphics, Inc.,
   Sr Sub Note 08-01-05 ...................................................      12.750        B-           3,000          3,187,500
                                                                                                                        ------------
Retail (0.36%)
  SpinCycle, Inc.,
   Sr Disc Note, Step Coupon (12.75%, 05-01-01) 05-01-05 (A) ..............        Zero        CCC+         3,625          1,305,000
  United Stationers Supply Co.,
   Sr Sub Note 05-01-05 ...................................................      12.750        B            1,334          1,470,735
   Sr Sub Note 04-15-08 ...................................................       8.375        B            1,500          1,470,000
                                                                                                                        ------------
                                                                                                                           4,245,735
                                                                                                                        ------------
Steel (0.72%)
  AK Steel Corp.,
   Sr Note 02-15-09 (R) ...................................................       7.875        BB-          5,000          4,900,000
  Sheffield Steel Corp.,
   1st Mtg Note Ser B 12-01-05 ............................................      11.500        B-           3,875          3,603,750
                                                                                                                        ------------
                                                                                                                           8,503,750
                                                                                                                        ------------
Telecommunications (17.07%)
  Advanced Radio Telecom Corp.,
   Sr Note 02-15-07 .......................................................      14.000        CCC          2,000          1,530,000
  Allegiance Telecom, Inc.,
   Sr Disc Note, Ser B, Step Coupon (11.75%, 02-15-03) 02-15-08 (A)  ......        Zero        B-           3,500          2,100,000
  AMSC Acquisition Co., Inc.,
   Sr Note Ser B 04-01-08 .................................................      12.250        B-           3,000          2,160,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                         PAR VALUE
                                                                                INTEREST    CREDIT         (000s          MARKET
ISSUER, DESCRIPTION                                                               RATE      RATING*       OMITTED)        VALUE
-------------------                                                               ----      -------       --------        -----
Telecommunications (continued)
  Call-Net Enterprises, Inc.,
   Sr Note (Canada) 05-15-09 (Y) ..........................................       9.375%       BB-         $3,800         $3,648,000
  CapRock Communications Corp.,
   Sr Note 05-01-09 (R) ...................................................      11.500        B            2,700          2,632,500
  Centennial Cellular Operating Co.,
   Sr Sub Note 12-15-08 (R) ...............................................      10.750        CCC+           900            936,000
  Clearnet Communications, Inc.,
   Sr Disc Note, Step Coupon (10.40%, 05-15-03)
     (Canada) 05-15-08 (A) # ..............................................        Zero        B3           6,500          2,553,351
   Sr Disc Note, Step Coupon (10.125%, 05-01-04)
     (Canada) 05-01-09 (A) (Y) ............................................        Zero        B3           3,250          1,722,500
  COLT Telecom Group Plc (United Kingdom),
   Sr Note (Deutsche Mark) 11-30-07 # .....................................       8.875        B           10,000          5,543,692
   Sr Note (Deutsche Mark) 07-31-08 # .....................................       7.625        B           10,195          5,488,762
  Comunicacion Celular S.A.,
   Bond, Step Coupon (14.125%, 09-29-00)
     (Colombia) 03-01-05 (A) (R) (Y) ......................................        Zero        B+           5,000          3,500,000
  Crown Castle International Corp.,
   Sr Disc Note, Step Coupon (10.625%, 11-15-02) 11-15-07 (A) .............        Zero        B            5,000          3,400,000
  Dolphin Telecom Plc,
   Sr Disc Note, Step Coupon (11.50%, 06-01-03)
     (United Kingdom) 06-01-08 (A) (Y) ....................................        Zero        B-           6,000          3,090,000
   Sr Disc Note, Step Coupon (14.00%, 05-15-04)
     (United Kingdom) 05-15-09 (A) (R) (Y) ................................        Zero        B-           5,400          2,646,000
  DTI Holdings, Inc.,
   Sr Disc Note, Step Coupon (12.50%, 03-01-03) 03-01-08 (A) ..............        Zero        B-           3,600          1,422,000
  e.spire Communications, Inc.,
   Sr Note 07-15-07 .......................................................      13.750        B-           2,000          1,760,000
  Esprit Telecom Group Plc,
   Sr Note (United Kingdom) 12-15-07 (Y) ..................................      11.500        B-           1,550          1,666,250
   Sr Note (Deutsche Mark) 06-15-08 # .....................................      11.000        BB-          4,050          2,288,372
  FaciliCom International, Inc.,
   Sr Note 01-15-08 .......................................................      10.500        B-           4,350          3,371,250
  Global Crossing Holdings Ltd.,
   Sr Note 05-15-08 .......................................................       9.625        B            4,000          4,380,000
  GST Equipment Funding, Inc.,
   Sr Sec Note 05-01-07 ...................................................      13.250        B            5,000          5,400,000
  Hermes Europe Railtel BV,
   Sr Note (Netherlands) 08-15-07 (Y) .....................................      11.500        B            5,000          5,212,500
   Sr Note (Netherlands) 01-15-09 (Y) .....................................      10.375        B              700            714,000
  Intercel, Inc.,
   Unit (Sr Disc Note & Warrant), Step Coupon
     (12.00%, 02-01-01) 02-01-06 (A) ......................................        Zero        B            4,100          3,239,000
  Intermedia Communications, Inc.,
   Sr Disc Note, Step Coupon (12.50%, 05-15-01) 05-15-06 (A) ..............        Zero        B            6,000          4,920,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                         PAR VALUE
                                                                                INTEREST    CREDIT         (000s          MARKET
ISSUER, DESCRIPTION                                                               RATE      RATING*       OMITTED)        VALUE
-------------------                                                               ----      -------       --------        -----
Telecommunications (continued)
  International Wireless Communications Holdings, Inc.,
   Sr Sec Disc Note 08-15-01 ..............................................        Zero        B-          $3,000           $300,000
  Ionica Plc,
   Sr Disc Note, Step Coupon (15.00%, 05-01-02)
     (United Kingdom) 05-01-07 (A) (Y) ....................................        Zero        Ca           6,000            180,000
  Level 3 Communications, Inc.,
   Sr Note 05-01-08 .......................................................       9.125%       B            7,000          6,825,000
  McCaw International Ltd.,
   Sr Disc Note, Step Coupon (13.00%, 04-15-02) 04-15-07 (A) ..............        Zero        B-           7,000          4,270,000
  McLeodUSA, Inc.,
   Sr Note 07-15-07 .......................................................       9.250        B+           4,250          4,303,125
   Sr Note 11-01-08 .......................................................       9.500        B+           1,000          1,005,000
   Sr Note 02-15-09 (R) ...................................................       8.125        B+           1,000            940,000
  Metrocall, Inc.,
   Sr Sub Note 09-15-08 (R) ...............................................      11.000        CCC+         5,000          4,325,000
  Metromedia Fiber Network, Inc.,
   Sr Note 11-15-08 (R) ...................................................      10.000        B              900            929,250
  MetroNet Communications Corp.,
   Sr Disc Note, Step Coupon (10.75%, 11-01-02)
     (Canada) 11-01-07 (A) (Y) ............................................        Zero        B            4,400          3,476,000
   Sr Note (Canada) 08-15-07 (Y) ..........................................      12.000        B            4,000          4,680,000
  Microcell Telecommunications, Inc.,
   Sr Disc Note Ser B, Step Coupon (11.125%, 10-15-02)
     (Canada) 10-15-07 # ..................................................        Zero        B-           2,500          1,087,400
  Nextel Communications, Inc.,
   Sr Disc Note 08-15-04 ..................................................       9.750        B-           5,500          5,665,000
   Sr Disc Note, Step Coupon (9.95%, 02-15-03) 02-15-08 (A) ...............        Zero        B-           8,875          5,901,875
  Nextel Partners, Inc.,
   Sr Disc Note, Step Coupon (14.00%, 02-01-04) 02-01-09 (A) (R) ..........        Zero        CCC+         2,500          1,343,750
  NEXTLINK Communications, Inc.,
   Sr Disc Note, Step Coupon (9.45%, 04-15-03) 04-15-08 ...................        Zero        B            4,000          2,340,000
   Sr Note 10-01-07 .......................................................       9.625        B            1,500          1,417,500
   Sr Note 11-15-08 (R) ...................................................      10.750        B            2,900          2,900,000
  NorthEast Optic Network, Inc.,
   Sr Note 08-15-08 .......................................................      12.750        B-           2,250          2,317,500
  NTL, Inc.,
   Sr Note Ser B 04-01-08 .................................................       9.500        B-             260            412,689
   Sr Note, Step Coupon (12.375%, 10-01-03) 10-01-08 (A) (R) ..............        Zero        B-           8,500          5,525,000
   Sr Note 10-01-08 (R) ...................................................      11.500        B-           6,300          6,835,500
  Occidente y Caribe Celular S.A.,
   Sr Disc Note Ser B, Step Coupon (14.00%, 03-15-01)
     (Colombia) 03-15-04 (A) (Y) ..........................................        Zero        B            4,000          2,880,000
  Orange Plc,
   Sr Note (United Kingdom) 08-01-08 (E) ..................................       7.625        BB-            400            442,041
   Sr Note (United Kingdom) 08-01-08 (Y) ..................................       8.000        B+           6,000          6,165,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                         PAR VALUE
                                                                                INTEREST    CREDIT         (000s          MARKET
ISSUER, DESCRIPTION                                                               RATE      RATING*       OMITTED)        VALUE
-------------------                                                               ----      -------       --------        -----
Telecommunications (continued)
  Orion Network Systems,
   Sr Note 01-15-07 .......................................................      11.250%       B+          $5,000         $3,950,000
  Qwest Communications International, Inc.,
   Sr Note Ser B 04-01-07 .................................................      10.875        BB+          2,867          3,261,528
  RCN Corp.,
   Sr Disc Note, Step Coupon (11.125%, 10-15-02) 10-15-07 (A) .............        Zero        B3           5,000          3,300,000
   Sr Note 10-15-07 .......................................................      10.000        B3           4,900          4,900,000
  Sprint Spectrum L.P.,
   Sr Note 08-15-06 .......................................................      11.000        BBB+         3,750          4,196,438
  Telecorp PCS, Inc.,
   Sr Disc Note, Step Coupon (11.625%, 04-15-04) 04-15-09 (A) (R) .........        Zero        B3           4,535          2,335,525
  Telewest Communications Plc,
   Sr Disc Note, Step Coupon (9.25%, 04-15-04)
     (United Kingdom) 04-15-09 (R) (Y) ....................................        Zero        B+           3,300          3,465,533
  Teligent, Inc.,
   Sr Note 12-01-07 .......................................................      11.500        CCC          5,000          4,862,500
  Time Warner Telecom LLC,
   Sr Note 07-15-08 .......................................................       9.750        B-           1,250          1,300,000
  Tritel PCS, Inc.,
   Sr Disc Note, Step Coupon (12.75, 05-15-04) 05-15-09 (A) (R) ...........        Zero        B3           2,500          1,268,750
  VersaTel Telecom International N.V.,
   Sr Note (Netherlands) 05-15-08 (Y) .....................................      13.250        B-           2,400          2,508,000
  Viatel, Inc.,
   Sr Note 04-15-08 .......................................................      11.250        Caa1         5,250          5,250,000
   Sr Note (United States) 03-15-09 (E) (R) ...............................      11.500        Caa1         2,000          2,105,951
  Winstar Communications, Inc.,
   Sr Disc Note, Step Coupon (14.00%, 10-15-00) 10-15-05 (A) ..............        Zero        Caa1         2,600          2,158,000
  Winstar Equipment Corp.,
   Gtd Sec Note 03-15-04 ..................................................      12.500        CCC+         1,400          1,407,000
  Worldwide Fiber, Inc.,
   Sr Note (Canada) 12-15-05 (R) (Y) ......................................      12.500        B-           3,750          3,862,500
                                                                                                                        ------------
                                                                                                                         201,922,532
                                                                                                                        ------------
Transportation (0.93%)
  Continental Airlines, Inc.,
   Note 12-15-05 ..........................................................       8.000        BB-          4,400          4,290,000
  Fine Air Services Corp.,
   Sr Sub Note 06-01-08 ...................................................       9.875        B            3,900          3,432,000
  Pacific & Atlantic Holdings, Inc.,
   1st Mtg Note (Greece) 05-30-08 (Y) .....................................      11.500        CCC+         3,000          1,185,000
  RailWorks Corp.,
   Sr Sub Note 04-15-09 (R) ...............................................      11.500        B            2,000          2,030,000
                                                                                                                        ------------
                                                                                                                          10,937,000
                                                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                         PAR VALUE
                                                                                INTEREST    CREDIT         (000s          MARKET
ISSUER, DESCRIPTION                                                               RATE      RATING*       OMITTED)        VALUE
-------------------                                                               ----      -------       --------        -----
Utilities (1.97%)
  Calpine Corp.,
   Sr Note 04-01-08 .......................................................       7.875%       BB          $2,000         $1,950,000
   Sr Note 04-15-09 .......................................................       7.750        BB           2,300          2,233,300
  Midland Funding Corp. II,
   Deb Ser A 07-23-05 .....................................................      11.750        BB           4,000          4,580,000
   Deb Ser B 07-23-06 .....................................................      13.250        BB           4,000          4,813,920
  Monterrey Power S.A. de C.V.,
   Sr Sec Bond (Mexico) 11-15-09 (R) (Y) ..................................       9.625        BB           2,900          2,465,000
  Niagara Mohawk Power Corp.,
   Sec Fac Bond 01-01-18 ..................................................       8.770        BBB-         7,000          7,272,650
                                                                                                                       -------------
                                                                                                                          23,314,870
                                                                                                                       -------------
                                                                                        TOTAL BONDS
                                                                              (Cost $1,094,407,237)        (89.89%)    1,063,219,883
                                                                                                           ------      -------------

                                                                                                         NUMBER OF
                                                                                                          SHARES
                                                                                                        OR WARRANTS
                                                                                                        -----------
COMMON AND PREFERRED STOCKS AND WARRANTS
  Advanced Radio Telecom Corp., Warrant ** .............................................                   60,000            660,000
  Allegiance Telecom, Inc., Warrant ** .................................................                    3,500            154,000
  American Mobile Satellite Corp., Warrant (R) ** ......................................                    3,000                 --
  American Telecasting, Inc., Warrant ** ...............................................                    4,000                 40
  AVI Holdings, Inc., Warrant (R) ** ...................................................                    1,500                 15
  Capstar Broadcasting Partners, Inc., 12.00%, Preferred Stock .........................                   16,028          1,666,912
  Chancellor Media Corp., 7.00%, Conv Preferred Stock ..................................                   20,000          2,860,000
  COLT Telecom Plc, Warrant (United Kingdom) (R) ** ....................................                    5,000          2,375,000
  Comunicacion Celular S.A., Warrant (Colombia) ** .....................................                   50,000            250,000
  Core Cap, Inc., Common Stock (r) ** ..................................................                   45,000            729,000
  Core Cap, Inc., Ser A/I, 10.00%, Preferred Stock (r) .................................                   45,000          1,077,300
  Credit Lyonnais Capital S.C.A., American Depositary Receipt (ADR),
   9.50%, Ser DTC, Preferred Stock (France) (R) ........................................                  100,000          2,587,500
  Decorative Home Accents, Inc., Common Stock ** .......................................                    1,000                  1
  DIVA Systems Corp., Warrant ** .......................................................                   15,495             30,990
  DTI Holdings, Inc., Warrant ** .......................................................                   18,000                180
  EarthWatch, Inc., 12.00%, Ser C, Conv Preferred Stock (R) ............................                   88,232            948,494
  Granite Broadcasting Corp., 12.75%, Preferred Stock ..................................                   51,200          5,120,000
  Hyperion Telecommunications, Inc., 12.875%, Ser B, Preferred Stock ...................                    3,513          3,302,220
  ICG Holdings, Inc., 14.00%, Preferred Stock ..........................................                    2,730          2,730,000
  Intermedia Communications, Inc., 13.50%, Ser B, Preferred Stock ......................                    1,973          2,071,650
  Intermedia Communications, Inc., Common Stock ** .....................................                   30,000            759,375
  International Wireless, Inc., Warrant ** .............................................                    3,000                 30
  Ionica Plc, Warrant (United Kingdom) (R) # ** ........................................                    8,500                 85
  Kelley Oil & Gas Corp., $2.625, Conv Preferred Stock .................................                   40,000            202,500
  KLM Royal Dutch Airlines N.V., Common Stock (Netherlands) ............................                   25,893            750,897


                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund


                                                                                                         NUMBER OF
                                                                                                          SHARES              MARKET
ISSUER, DESCRIPTION                                                                                     OR WARRANTS           VALUE
-------------------                                                                                     -----------           -----
COMMON AND PREFERRED STOCKS AND WARRANTS (continued)
  Lasmo Plc, 10.00%, Ser A, ADS, Preferred Stock (United Kingdom) ......................                   50,000         $1,243,750
  Loral Space & Communications Ltd., Warrant ** ........................................                    5,000             50,000
  McCaw International Ltd., Warrant ** .................................................                    7,000             17,500
  MetroNet Communications Corp., Warrant (Canada) (R) ** ...............................                    2,250            225,000
  Nextel Communications, Inc., 13.00%, Ser D, Preferred Stock ..........................                    2,493          2,767,230
  Nextel Communications, Inc., 11.125%, Ser E, Preferred Stock .........................                    1,915          1,943,725
  Nextel Communications, Inc. (Class A), Common Stock ** ...............................                   12,394            457,029
  NEXTLINK Communications, Inc., Warrant (R) ** ........................................                   30,000                 --
  NEXTLINK Communications, Inc., 14.00%, Preferred Stock ...............................                  115,323          5,939,135
  Northeast Utilities, Common Stock ** .................................................                   75,000          1,321,875
  Northwest Airlines Corp., Common Stock ...............................................                  150,000          4,987,500
  NTL, Inc., 13.00%, Ser B, Preferred Stock ............................................                    5,003          5,503,300
  Occidente y Caribe Celular S.A., Warrant (R) ** ......................................                   16,000            272,000
  Packaging Corp. of America, 12.375%, Preferred Stock (R) .............................                   11,500          1,201,750
  PG&E Corp., Common Stock .............................................................                   25,622            864,743
  Powertel, Inc., Warrant ** ...........................................................                    2,880             23,040
  PRIMEDIA, Inc., 8.625%, Ser H, Preferred Stock .......................................                   25,000          2,362,500
  Qantas Airways Ltd. (ADR) (Australia) (R) ............................................                   13,800            406,025
  QUALCOMM Financial Trust, 5.75%, Preferred Stock .....................................                   60,000          8,160,000
  RCN Corp., Common Stock ** ...........................................................                   40,000          1,662,500
  Renaissance Cosmetics, Warrant ** ....................................................                    4,000                  4
  Rite Aid Corp., Common Stock .........................................................                   14,820            370,500
  Rural Cellular Corp., 11.375%, Ser B, Preferred Stock ................................                    1,957          1,957,000
  SFX Broadcasting, Inc., 12.625%, Ser E, Preferred Stock ..............................                    5,405            654,005
  SFX Entertainment, Inc. (Class A), Common Stock ** ...................................                   27,467          1,495,235
  SpinCycle, Inc., Warrant (R) * .......................................................                    3,625                 36
  Station Casinos, Inc., 7.00%, Conv Preferred Stock ...................................                    5,000            285,000
  Teletrac, Inc., Warrant ** ...........................................................                    2,000                 --
  TLC Beatrice International Holdings (Class A), Common Stock (r) ** ...................                   20,000          1,040,000
  Valero Energy Corp., Common Stock ....................................................                   46,250            927,891
  VersaTel Telecom B.V., Warrant (R) ** ................................................                    2,400            144,000
  Viatel, Inc., Common Stock ** ........................................................                    6,068            273,060
                                                                                                                        ------------
                                          TOTAL COMMON AND PREFERRED STOCKS AND WARRANTS
                                                                      (Cost $62,916,252)                    (6.33%)       74,831,522
                                                                                                            -----       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                               PAR VALUE
                                                                                 INTEREST        (000s          MARKET
ISSUER, DESCRIPTION                                                                RATE         OMITTED)         VALUE
-------------------                                                                ----         --------         -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.62%)
  Investment in a joint repurchase
   agreement transaction with
   ABN AMRO Securities, Inc. - Dated 05-28-99,
   due 06-01-99 (Secured by U.S. Treasury Bonds,
   5.500% thru 12.000%, due 11-15-03 thru
   08-15-28 and U.S. Treasury Notes, 7.875% due
   11-15-04 and 6.500% due 10-15-06)- Note A ................................     4.790%         $19,205        $19,205,000
                                                                                                             --------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.00%........................................................                                           277
                                                                                                             --------------
                                                             TOTAL SHORT-TERM INVESTMENTS          (1.62%)       19,205,277
                                                                                                 --------    --------------
                                                                        TOTAL INVESTMENTS         (97.84%)    1,157,256,682
                                                                                                 --------    --------------
                                                        OTHER ASSETS AND LIABILITIES, NET          (2.16%)       25,579,464
                                                                                                 --------    --------------
                                                                         TOTAL NET ASSETS        (100.00%)   $1,182,836,146
                                                                                                 ========    ==============

* Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

**  Non-income producing security.

*** Represents rate in effect on May 31, 1999.

# Par value of foreign bonds or warrants is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(E) Parenthetical disclosure of a country in the security description represents country of issuer; however, security is euro denominated.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $135,258,580 or 11.44% of the Fund's net assets as of May 31, 1999.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issue; however, security is U.S. dollar denominated.

(r) Direct placement securities are restricted as to resale. They have been valued at fair value by the Trustees after considerations of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

    Additional information on each restricted security is as follows:

                                                                                                   MARKET
                                                                                                 VALUE AS A
                                                                                                 PERCENTAGE        MARKET
                                                                     ACQUISITION   ACQUISITION   OF FUND'S       VALUE AS OF
                                                                        DATE           COST      NET ASSETS     MAY 31, 1999
                                                                      --------      ---------    ----------     ------------
    Core Cap, Inc., Common Stock...................................   10-31-97       $900,000       0.06%          $729,000
    Core Cap, Inc., Ser A/I, 10.00%, Preferred Stock...............   10-31-97      1,125,000       0.09          1,077,300
    TLC Beatrice International Holdings (Class A), Common Stock ...   11-25-87      1,006,000       0.09          1,040,000

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Strategic Income Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.

In addition, the concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at May 31, 1999 assigned to country categories.

                                                                  MARKET VALUE
                                                                AS A PERCENTAGE
                                                                    OF FUND'S
COUNTRY DIVERSIFICATION                                            NET ASSETS
-----------------------                                            ----------
   Argentina ....................................................     0.27%
   Australia ....................................................     0.98
   Brazil .......................................................     0.07
   Canada .......................................................     6.36
   Colombia .....................................................     0.56
   Costa Rica ...................................................     0.02
   France .......................................................     2.90
   Germany ......................................................     0.34
   Greece .......................................................     0.10
   Luxembourg ...................................................     0.23
   Mexico .......................................................     0.30
   Netherlands ..................................................     0.78
   Panama .......................................................     0.02
   South Africa .................................................     0.54
   Spain ........................................................     1.97
   United Kingdom ...............................................    10.62
   United States ................................................    71.78
                                                                     -----
                                                TOTAL INVESTMENTS    97.84%
                                                                     =====

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

                                                                  MARKET VALUE
                                                                 AS A PERCENTAGE
                                                                    OF FUND'S
QUALITY DISTRIBUTION                                               NET ASSETS
--------------------                                               ----------
   AAA .........................................................     40.91%
   AA ..........................................................      1.97
   A ...........................................................      0.23
   BBB .........................................................      1.96
   BB ..........................................................      9.07
   B ...........................................................     33.59
   CCC .........................................................      2.14
   CC ..........................................................      0.02
                                                                     -----
                                                     TOTAL BONDS     89.89%
                                                                     =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Strategic Income Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Strategic Series (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of one series: John Hancock Strategic Income Fund (the "Fund"). The investment objective of the Fund is a high level of current income.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below. The Fund may invest in indexed securities, whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $15,375,362 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distributions will be made. The carryforwards expire as follows: May 31, 2003 -- $15,108,354 and May 31, 2004 -- $267,008. Additionally,
net capital losses of $3,759,669 attributable to security transactions incurred after October 31, 1998 are treated as arising on the first day (June 1, 1999) of the Fund's next taxable year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Strategic Income Fund

amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issuance or the date of purchase over the life of the security, as required by the Internal Revenue Code.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the year ended May 31, 1999.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Strategic Income Fund

facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

   Open forward foreign currency exchange contracts at May 31, 1999 were as follows:

                                                                    UNREALIZED
                                   PRINCIPAL AMOUNT   EXPIRATION   APPRECIATION
CURRENCY                         COVERED BY CONTRACT     MONTH    (DEPRECIATION)
--------                         -------------------     -----    --------------
BUYS
British Pound Sterling                6,008,750         JUNE 99      ($160,774)
Canadian Dollar                      17,204,805         JUNE 99         57,622
Euro Currency                         3,995,708         JUNE 99         (4,697)
                                                                   -----------
                                                                     ($107,849)
                                                                   ===========
SELLS
British Pound Sterling               40,639,375         JUNE 99       $238,189
British Pound Sterling               12,768,014         JULY 99        104,303
British Pound Sterling                9,693,000          AUG 99        142,490
Canadian Dollar                      62,609,097         JUNE 99     (1,073,791)
Canadian Dollar                       3,876,500         JULY 99        (38,464)
Canadian Dollar                       4,143,750          AUG 99         33,933
Canadian Dollar                      15,480,000         SEPT 99        (37,447)
Euro Currency                        34,085,429         JUNE 99      2,013,998
Euro Currency                        31,467,000         JULY 99        720,154
Euro Currency                         5,892,250          AUG 99         33,334
Euro Currency                         3,982,000          OCT 99          3,527
                                                                   -----------
                                                                    $2,140,226
                                                                   ===========

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At May 31, 1999, there were no open positions in financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

   The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Strategic Income Fund

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

   At May 31, 1999, there were no open written option transactions.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.45% of the next $150,000,000, (c) 0.40% of the next $250,000,000, (d) 0.35% of the next $150,000,000 and (e) 0.30%
of the Fund's average daily net asset value in excess of $650,000,000.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended May 31, 1999, net sales charges received with regard to sales of Class A shares amounted to $2,771,216. Out of this amount, $222,827 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,577,005 was paid as sales commissions to unrelated broker-dealers and $971,384 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended May 31, 1999, contingent deferred sales charges paid to JH Funds amounted to $976,496.

   Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended May 31, 1999, contingent deferred sales charges paid to JH Funds amounted to $6,904.

   In addition, to reimburse the JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Strategic Income Fund

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Mr. Richard S. Scipione and Ms. Anne C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended May 31, 1999, aggregated $620,489,222 and $514,226,811, respectively.
Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $196,219,189 and $52,366,659, respectively, during the year ended May 31, 1999.

   The cost of investments owned at May 31, 1999 (including the joint repurchase agreement) for federal income tax purposes was $1,170,235,488. Gross unrealized appreciation and depreciation of investments aggregated $35,135,227 and $48,114,310, respectively, resulting in net unrealized depreciation of $12,979,083.

NOTE D -
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended May 31, 1999, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments of $6,151,401, an increase in undistributed net investment income of $6,154,096 and a decrease in capital paid-in of $2,695. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of foreign currency gains and losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

NOTE E -
REORGANIZATION

On February 10, 1999, the shareholders of John Hancock World Bond Fund ("World Bond Fund") approved a plan of reorganization between World Bond Fund and the Fund providing for the transfer of substantially all of the assets and liabilities of the World Bond Fund to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition was accounted for as a tax free exchange of 2,798,003 Class A shares and 1,568,516 Class B shares of the Fund for the net assets of World Bond Fund, which amounted to $21,151,500 and $11,857,194 for Class A and Class B shares, respectively, including $263,975 of unrealized depreciation, after the close of business on February 19, 1999.

================================================================================

                   John Hancock Funds - Strategic Income Fund

REPORT OF INDEPENDENT AUDITORS
To the Shareholders and Board of Trustees of John Hancock Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Strategic Income Fund (the "Fund") at May 31, 1999, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at May 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 2, 1999

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended May 31, 1999.

   Shareholders will be mailed a 1999 U.S. Treasury Department Form 1099-DIV in January of 2000. This will reflect the tax character of all distributions for calendar year 1999.

   With respect to the Fund's ordinary taxable income for the fiscal year ended May 31, 1999, 6.53% of the distributions qualify for the dividends received deduction available to corporations.


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                   John Hancock Funds - Strategic Income Fund


                                       34
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======================================NOTES=====================================

                   John Hancock Funds - Strategic Income Fund

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[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
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   This report is for the information of shareholders of the John Hancock
Strategic Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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